Amendment to IBM Business Partner Agreement Co-Location  Attachment

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The  terms  of this  amendment  supersede  the  terms  in the  original  exhibit entitled, *Co-Location Program IBM Warehouse Operating Rules".

Under Work Flow and Procedures,

Remove:

o At the end of each day, the Business Partner shall prepare an activity analysis by pan number. The analysis will include IBM shipments received (number in), the Business Partner shipments made (number out), the inventory on hand in the secured area (in-process), and the inventory from the previous day (starting position). Discrepancies and problem resolutions should be noted on the reports. IBM may request copies of these daily inventory reports on a periodic basis. The IBM Coordinator will act as the IBM focal point for assisting in the resolution of any unreconcilable counts.

Add:

o Business Partner agrees to Process EDI 846 (Inventory transaction) and EDI 867 (point of sale transaction) transaction by Location ID to IBM weekly.

Agreed to: (Business Partner Name)            Agreed to:
                                              International Business Machines
                                              Corporation

By: /s/ Don Lyons                             By:
    -----------------------                        -----------------------
    Authorized Signature                           Authorized Signature

Name:Don Lyons                                Name:
    -----------------------                        -----------------------
    Type or Print                                   Type or Print

Title:  Group VP-Procurement & Logistics             Title:

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